                                                                    EXHIBIT 99.4

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                 $   6,406,331.61

RECEIPTS:

     1.Receipts from Operations                                   $     730,097.06
     2.Other Receipts                                             $     104,307.28
       Other Receipts (Received by Parent or Affiliate)           $           -
                                                                  ----------------
TOTAL RECEIPTS                                                    $     834,404.34
Less:  Receipts received by Parent or Affiliate                   $           -
                                                                  ----------------
ADJUSTED RECEIPTS                                                 $     834,404.34

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                               $           -
        b. Others                                                 $           -
     4. Taxes
        a. Federal Income Taxes                                   $           -
        b. FICA Withholdings                                      $           -
        c. Employee's withholdings                                $           -
        d. Employer's FICA                                        $           -
        e. Federal Unemployment Taxes                             $           -
        f. State Income Tax                                       $           -
        g. State Employee withholdings                            $           -
        h. All other state taxes

     5. Necessary Expenses  (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                            $           -
        b. Utilities                                              $           -
        c. Insurance                                              $           -
        d. Merchandise bought for manufacture or sell             $           -
        e. Other necessary expenses
           U.S. Trustee Fees                                      $           -
           Expenses associated with equipment sales               $           -
           Computer Access/Hosting Services                       $       8,625.00
                                                                  ----------------

TOTAL DISBURSEMENTS                                               $       8,625.00
Less: Disbursements paid by Parent/Affiliate                      $      (8,625.00)
                                                                  ----------------
ADJUSTED DISBURSEMENTS                                            $           -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD               $     834,404.34

NET INTERCOMPANY SWEEP TRANSFERS - WATG                           $           -
                                                                  ----------------

ENDING BALANCE IN Citibank                                        $       8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                 $   5,672,420.74
ENDING BALANCE IN BofA-Dallas TX                                  $   1,559,882.31

                                                                  ----------------
ENDING BALANCE IN ALL ACCOUNTS                                    $   7,240,735.95
                                                                  ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2002

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        BofA-Atlanta GA
Account Number:      329979536


   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------

Receipts from Operations:
      4/11/2002        Nations Telecom                                              $   204,240.24
      4/19/2002        Interactive Media                                                    755.91
      4/19/2002        Interactive Media                                                    755.91
      4/19/2002        IDS Telecom                                                       10,345.00
      4/19/2002        Worldport                                                        200,000.00
      4/19/2002        Globalnet International                                          314,000.00

                                                                                  --------------
                                                                                  $   730,097.06
                                                                                  ==============

Other Receipts:
      4/19/2002        Apto                                                         $     1,507.28
      4/19/2002        Telecom Recycler                                                  11,500.00
      4/19/2002        Streeterville                                                     40,000.00
      4/19/2002        AIG                                                               51,300.00

                                                                                  --------------
                                                                                  $   104,307.28
                                                                                  ==============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: April 30, 2002

STATEMENT OF INVENTORY
----------------------


   Beginning Inventory            $                 -
   Add: purchases                 $                 -
   Less: goods sold               $                 -
                                 -----------------------
   Ending inventory               $                 -
                                 =======================

PAYROLL INFORMATION STATEMENT
-----------------------------

   Gross payroll for this period  $                 -
   Payroll taxes due but unpaid   $                 -



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
     NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------       --------------        ---------------     -------------------    -------------------
    TMR, Inc                          Monthly            $     40,174.00                       0    $               -
    New World Tower Partners          Monthly            $     12,651.40                       0    $               -
    Quinby Building Inc               Monthly            $     10,087.82                       2    $         20,175.64
    111 Eight Ave, LLC                Monthly            $     42,485.59                       0    $               -
    Descalso Howard                   Monthly            $      8,585.00                       0    $               -
    One Wilshire Arcade               Monthly            $      7,938.44                       1    $          7,938.44
    Hatfield Philips                  Monthly            $      5,371.63                       0    $               -


                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: April 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                               3RD PARTY             INTERCOMPANY              TOTAL
                                                               ---------------------------------------------------------------
                  Beginning of month balance                   $    103,353,696.87    $    7,015,176.24    $    110,368,873.11
                  Add: sales on account                        $               -      $             -      $               -
                  Add: customer credits                        $       (912,555.89)   $             -      $       (912,555.89)
                  Add: intercompany activity                   $               -      $             -      $               -
                  Less: collections                            $       (730,097.06)   $             -      $       (730,097.06)
                  Less: offsets                                $               -      $             -      $               -
                  Less: application of customer deposits       $               -      $             -      $               -
                                                               -------------------    -----------------    -------------------
                  End of month balance                         $    101,711,043.92    $    7,015,176.24    $    108,726,220.16
                                                               ===================    =================    ===================


       0-30 Days                         31-60 Days                    61-90 Days         Over 90 Days     End of Month Total
       ---------                         ----------                    ----------         ------------     ------------------
       $       -                         $        -            $                  -   $    101,711,043.92  $    101,711,043.92


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
                                                                  3RD PARTY             INTERCOMPANY              TOTAL
                                                               ---------------------------------------------------------------
                  Beginning of month balance                      $ 5,528,045.86      $    4,774,626.60    $    10,302,672.46
                  Add: sales on account**                         $     8,625.00      $             -      $         8,625.00
                  Add: intercompany activity
                   Expenses paid directly by Parent or Affiliate  $    (8,625.00)     $        8,625.00    $              -
                   Net cash advanced by Parent or Affiliate       $          -        $             -      $              -
                   Credit extended by Parent or Affiliate         $          -        $             -      $              -
                   Amounts collected on behalf of Affiliate       $          -        $             -      $              -
                  Less: payments                                  $          -        $             -      $              -
                                                               -------------------    -----------------    -------------------
                  End of month balance                            $ 5,528,045.86      $    4,783,251.60    $    10,311,297.46
                                                               ===================    =================    ===================


       0-30 Days                         31-60 Days                    61-90 Days            Over 90 Days   End of Month Total
       ---------                         ----------                    ----------            ------------   ------------------
       $       -                         $        -             $                 -   $      5,528,045.86   $   5,528,045.86

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of April 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                      For the Month Ending: April 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.       Federal income taxes             Yes (X)                    No ( )

     2.       FICA withholdings                Yes (X)                    No ( )

     3.       Employee's withholdings          Yes (X)                    No ( )

     4.       Employer's FICA                  Yes (X)                    No ( )

     5.       Federal unemployment taxes       Yes (X)                    No ( )

     6.       State income tax                 Yes (X)                    No ( )

     7.       State employee withholdings      Yes (X)                    No ( )

     8.       All other state taxes                 See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.


                                         ---------------------------------------
                                         For the Debtor In Possession

                                         Henry C. Lyon
                                         Designated Officer

                            OPERATING REPORT Page 6

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: May 31, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                                      $   7,240,735.95

RECEIPTS:
     1. Receipts from Operations                                       $       8,869.49
        Receipts from Operations (Received by Parent or Affiliate)     $      49,361.95
     2. Other Receipts                                                 $            -
        Other Receipts (Received by Parent or Affiliate)               $      16,150.00
                                                                       ----------------
TOTAL RECEIPTS                                                         $      74,381.44
Less:  Receipts received by Parent or Affiliate                        $     (65,511.95)
                                                                       ----------------
ADJUSTED RECEIPTS                                                      $       8,869.49

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                                    $            -
        b. Others                                                      $            -
     4. Taxes
        a. Federal Income Taxes                                        $            -
        b. FICA Withholdings                                           $            -
        c. Employee's withholdings                                     $            -
        d. Employer's FICA                                             $            -
        e. Federal Unemployment Taxes                                  $            -
        f. State Income Tax                                            $            -
        g. State Employee withholdings                                 $            -
        h. All other state taxes

     5. Necessary Expenses  (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                                 $            -
        b. Utilities                                                   $            -
        c. Insurance                                                   $            -
        d. Merchandise bought for manufacture or sell                  $            -
        e. Other necessary expenses
           U.S. Trustee Fees                                           $            -
           Bank fees                                                   $          15.00
           Computer Access/Hosting Services                            $       8,625.00
                                                                       ----------------

TOTAL DISBURSEMENTS                                                    $       8,640.00
Less: Disbursements paid by Parent/Affiliate                           $      (8,625.00)
                                                                       ----------------
ADJUSTED DISBURSEMENTS                                                 $          15.00

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                    $       8,854.49

NET INTERCOMPANY SWEEP TRANSFERS - WATG                                $            -
                                                                       ----------------

ENDING BALANCE IN Citibank                                             $       8,432.90
ENDING BALANCE IN BofA-Atlanta GA                                      $   5,672,420.74
ENDING BALANCE IN BofA-Dallas TX                                       $   1,568,736.80

                                                                       ----------------
ENDING BALANCE IN ALL ACCOUNTS                                         $   7,249,590.44
                                                                       ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: May 31, 2002

Bank:                Bank of America
Location:            Dallas, TX
Account Name:        BofA-Dallas, TX
Account Number:      3751469007


   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------
Receipts from Operations:
             5/29/2002                       Mosaic Corp                               $    8,869.49

                                                                                       -------------
                                                                                       $    8,869.49
                                                                                       =============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                              DISBURSEMENT LISTING

                       For the Month Ending: May 31, 2002

Bank:                Bank of America
Location:            Dallas, TX
Account Name:
Account Number:      3751469007


   DATE DISBURSED       CHECK NUMBER                    DESCRIPTION                      AMOUNT
   --------------       ------------                    -----------                      ------

         05/29/02           N/A         Wire fee                                              15.00

                                                                                   ----------------
                                                                             Total $          15.00
                                                                                   ================

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2002


STATEMENT OF INVENTORY
----------------------

   Beginning Inventory            $                    -
   Add: purchases                 $                    -
   Less: goods sold               $                    -
                                  -----------------------
   Ending inventory               $                    -
                                  =======================

PAYROLL INFORMATION STATEMENT
-----------------------------

   Gross payroll for this period  $                    -
   Payroll taxes due but unpaid   $                    -



               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
     NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------       --------------        ----------------    -------------------    -------------------
    TMR, Inc                          Monthly            $     40,174.00                      0     $               -
    New World Tower Partners          Monthly            $     12,651.40                      0     $               -
    Quinby Building Inc               Monthly            $     10,087.82                      2     $         20,175.64
    111 Eight Ave, LLC                Monthly            $     42,485.59                      0     $               -
    Descalso Howard                   Monthly            $      8,585.00                      0     $               -
    One Wilshire Arcade               Monthly            $      7,938.44                      1     $          7,938.44
    Hatfield Philips                  Monthly            $      5,371.63                      0     $               -

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                                     3RD PARTY             INTERCOMPANY              TOTAL
                                                                    --------------------------------------------------------------
                        Beginning of month balance                  $  101,711,043.92       $   7,015,176.24      $ 108,726,220.16
                        Add: sales on account                       $             -         $            -        $            -
                        Add: customer credits                       $       (2,994.75)      $            -        $      (2,994.75)
                        Add: intercompany activity                  $      (49,361.95)      $      65,511.95      $      16,150.00
                        Less: collections                           $       (8,869.49)      $            -        $      (8,869.49)
                        Less: offsets                               $             -         $            -        $             -
                        Less: application of customer deposits      $             -         $            -        $             -
                                                                    -----------------       ----------------      -----------------
                        End of month balance                        $  101,649,817.73       $   7,080,688.19      $  108,730,505.92
                                                                    =================       ================      =================


       0-30 Days                         31-60 Days                        61-90 Days            Over 90 Days     End of Month Total
       ---------                         ----------                        ----------            ------------     ------------------
       $       -                         $        -                 $                  -    $ 101,649,817.73      $ 101,649,817.73


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                                        3RD PARTY             INTERCOMPANY              TOTAL
                                                                    --------------------------------------------------------------
                Beginning of month balance                          $    5,528,045.86       $   4,783,251.60      $  10,311,297.46
                Add: sales on account**                             $        8,625.00       $            -        $       8,625.00
                Add: intercompany activity
                   Expenses paid directly by Parent or Affiliate    $       (8,625.00)      $       8,625.00      $            -
                   Net cash advanced by Parent or Affiliate         $             -         $            -        $            -
                   Credit extended by Parent or Affiliate           $             -         $            -        $            -
                   Amounts collected on behalf of Affiliate         $             -         $            -        $            -
                Less: payments                                      $           15.00       $            -        $          15.00
                                                                    -----------------       ----------------      ----------------
                End of month balance                                $    5,528,060.86       $   4,791,876.60      $  10,319,937.46
                                                                    =================       ================      ================


       0-30 Days                         31-60 Days                        61-90 Days            Over 90 Days     End of Month Total
       ---------                         ----------                        ----------            ------------     ------------------
       $       -                         $        -                 $                 -     $   5,528,060.86      $   5,528,060.86

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of May 31, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: May 31, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.       Federal income taxes             Yes (X)                    No ( )

     2.       FICA withholdings                Yes (X)                    No ( )

     3.       Employee's withholdings          Yes (X)                    No ( )

     4.       Employer's FICA                  Yes (X)                    No ( )

     5.       Federal unemployment taxes       Yes (X)                    No ( )

     6.       State income tax                 Yes (X)                    No ( )

     7.       State employee withholdings      Yes (X)                    No ( )

     8.       All other state taxes                 See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 6

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                         ---------------------------------------
                                         For the Debtor In Possession

                                         Henry C. Lyon
                                         Designated Officer

                            OPERATING REPORT Page 7

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                 SUMMARY OF CASH RECIEPTS AND CASH DISBURSEMENTS

                       For the Month Ending: June 30, 2002


BEGINNING BALANCE IN ALL ACCOUNTS                             $   7,249,590.44

RECEIPTS:
     1.Receipts from Operations                               $       5,000.00
     2.Other Receipts                                         $            -
       Other Receipts (Received by Parent or Affiliate)       $            -
                                                              ----------------
TOTAL RECEIPTS                                                $       5,000.00
Less:  Receipts received by Parent or Affiliate               $            -
                                                              ----------------
ADJUSTED RECEIPTS                                             $       5,000.00

DISBURSEMENTS
     3. Net Payroll
        a. Officers                                           $            -
        b. Others                                             $            -
     4. Taxes
        a. Federal Income Taxes                               $            -
        b. FICA Withholdings                                  $            -
        c. Employee's withholdings                            $            -
        d. Employer's FICA                                    $            -
        e. Federal Unemployment Taxes                         $            -
        f. State Income Tax                                   $            -
        g. State Employee withholdings                        $            -
        h. All other state taxes

     5. Necessary Expenses  (Paid by Parent or Affiliate)
        a. Rent or mortgage payment(s)                        $            -
        b. Utilities                                          $            -
        c. Insurance                                          $            -
        d. Merchandise bought for manufacture or sell         $            -
        e. Other necessary expenses
           U.S. Trustee Fees                                  $       5,000.00
           Expenses associated with equipment sales           $            -
           Computer Access/Hosting Services                   $       8,625.00
                                                              ----------------

TOTAL DISBURSEMENTS                                           $      13,625.00
Less: Disbursements paid by Parent/Affiliate                  $     (13,625.00)
                                                              ----------------
ADJUSTED DISBURSEMENTS                                        $            -

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD           $       5,000.00

NET INTERCOMPANY SWEEP TRANSFERS - WAXS                       $      65,511.95
                                                              ----------------

ENDING BALANCE IN Citibank                                    $       8,432.90
ENDING BALANCE IN BofA-Atlanta GA                             $   5,742,932.69
ENDING BALANCE IN BofA-Dallas TX                              $   1,568,736.80

                                                              ----------------
ENDING BALANCE IN ALL ACCOUNTS                                $   7,320,102.39
                                                              ================

                            OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                                RECEIPTS LISTING

                       For the Month Ending: June 30, 2002

Bank:                Bank of America
Location:            Atlanta, GA
Account Name:        BofA-Atlanta GA
Account Number:      329979536


   DATE RECEIVED                             DESCRIPTION                                AMOUNT
   -------------                             -----------                                ------

Receipts from Operations:
             6/21/2002                       KCI, Inc.                              $    5,000.00


                                                                                     -------------
                                                                                     $    5,000.00
                                                                                     =============

                            OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF INVENTORY

   Beginning Inventory                  $           -
   Add: purchases                       $           -
   Less: goods sold                     $           -
                                        --------------
   Ending inventory                     $           -
                                        ==============

PAYROLL INFORMATION STATEMENT

   Gross payroll for this period        $           -
   Payroll taxes due but unpaid         $           -



              STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                    DATE REGULAR            AMOUNT OF              NUMBER OF              AMOUNT OF
     NAME OF CREDITOR/LESSOR       PAYMENT IS DUE        REGULAR PAYMENT     PAYMENTS DELINQUENT    PAYMENTS DELINQUENT
     -----------------------       --------------        ---------------     -------------------    -------------------
    TMR, Inc                          Monthly            $     40,174.00                       0    $               -
    New World Tower Partners          Monthly            $     12,651.40                       0    $               -
    Quinby Building Inc               Monthly            $     10,087.82                       2    $         20,175.64
    111 Eight Ave, LLC                Monthly            $     42,485.59                       0    $               -
    Descalso Howard                   Monthly            $      8,585.00                       0    $               -
    One Wilshire Arcade               Monthly            $      7,938.44                       1    $          7,938.44
    Hatfield Philips                  Monthly            $      5,371.63                       0    $               -

                            OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2002

STATEMENT OF AGED RECEIVABLES
-----------------------------

ACCOUNTS RECEIVABLE                                           3RD PARTY             INTERCOMPANY              TOTAL
                                                          ----------------------------------------------------------------
                 Beginning of month balance               $ 101,649,817.73      $   7,080,688.19        $   108,730,505.92
                 Add: sales on account                    $            -        $            -          $              -
                 Add: customer credits                    $    (212,887.70)     $            -          $      (212,887.70)
                 Add: intercompany activity               $            -        $            -          $              -
                 Less: collections                        $      (5,000.00)     $     (65,511.95)       $       (70,511.95)
                 Less: offsets                            $            -        $            -          $              -
                 Less: application of customer deposits   $            -        $            -          $              -
                                                          ----------------      ----------------        ------------------
                 End of month balance                     $ 101,431,930.03      $   7,015,176.24        $   108,447,106.27
                                                          ================      ================        ==================


       0-30 Days                         31-60 Days            61-90 Days       Over 90 Days          End of Month Total
       ---------                         ----------            ----------       ------------          ------------------
       $       -                         $        -       $               -     $ 101,431,930.03      $     101,431,930.03


STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)
---------------------------------------------
                                                                           3RD PARTY       INTERCOMPANY              TOTAL
                                                                    --------------------------------------------------------------
                 Beginning of month balance                         $ 5,528,060.86       $   4,791,876.60        $   10,319,937.46
                 Add: sales on account**                            $    13,625.00       $            -          $       13,625.00
                 Add: intercompany activity
                    Expenses paid directly by Parent or Affiliate   $   (13,625.00)      $      13,625.00        $             -
                    Net cash advanced by Parent or Affiliate        $          -         $            -          $             -
                    Credit extended by Parent or Affiliate          $          -         $            -          $             -
                    Amounts collected on behalf of Affiliate        $          -         $            -          $             -
                 Less: payments                                     $          -         $            -          $             -
                                                                    --------------       ----------------        -----------------
                 End of month balance                               $ 5,528,060.86       $   4,805,501.60        $   10,333,562.46
                                                                    ==============       ================        =================


       0-30 Days                         31-60 Days                        61-90 Days          Over 90 Days     End of Month Total
       ---------                         ----------                        ----------          ------------     ------------------
       $       -                         $        -                 $                 -  $       5,528,060.86   $    5,528,060.86

**The post-petition accounts payable balances accrued for above are subject to customary audit and review, which could result in changes to the balances recorded. If upon such audit and review amounts invoiced by vendors are disputed, such disputed amounts are not reflected in the accounts payable balances reflected above. As of June 30, the Debtor has been invoiced cumulative post-petition disputed amounts totalling $2,663,816.

                            OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: Facilicom International, L.L.C.             CASE NUMBER: 01-14643-SPS

                       For the Month Ending: June 30, 2002


                                TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

     1.       Federal income taxes             Yes (X)                    No ( )

     2.       FICA withholdings                Yes (X)                    No ( )

     3.       Employee's withholdings          Yes (X)                    No ( )

     4.       Employer's FICA                  Yes (X)                    No ( )

     5.       Federal unemployment taxes       Yes (X)                    No ( )

     6.       State income tax                 Yes (X)                    No ( )

     7.       State employee withholdings      Yes (X)                    No ( )

     8.       All other state taxes                 See Note Below


        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                            OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                                         ---------------------------------------
                                         For the Debtor In Possession

                                         Henry C. Lyon
                                         Designated Officer

                            OPERATING REPORT Page 6